MREIC

Supplemental Information

September 30, 2010

MONMOUTH REAL ESTATE INVESTMENT CORPORATION
Juniper Business Plaza
3499 Route 9 North, Suite 3-C
Freehold, NJ 07728

MREIC

Table of Contents

	Page
Consolidated Balance Sheets	3
Consolidated Statements of Operations	4
FFO and FAD Reconciliation	5
Financial Highlights	6
Consolidated Statements of Cash Flows	7
Capital Structure and Leverage Ratios	8
Debt Maturity	9
Property Table by Tenant	10
Property Table by State	11
Lease Expirations	12
Recent Acquisitions	12
Property Table	13
Definitions	15
Press Release Dated December 9, 2010	16

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations, net operating income, EBITDA, funds available for distribution and net operating income, which are REIT industry financial measures that are not calculated in accordance with generally accepted accounting principles. Please see page 16 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company's filings with the SEC on Form 10-K.

Consolidated Balance Sheets

ASSETS	September 30, 2010	September 30, 2009
Real Estate Investments:		
Land	$76,650,817	$70,530,817
Buildings, Improvements and Equipment, net of Accumulated Depreciation of ----$58,581,019 and ----$49,298,190, respectively	312,937,618	275,349,764
Total Real Estate Investments	**389,588,435**	**345,880,581**
Real Estate Held for Sale, net of Accumulated Depreciation	2,600,278	2,724,261
Cash and Cash Equivalents	6,814,553	6,080,888
Securities Available for Sale at Fair Value	42,517,725	27,824,665
Tenant and Other Receivables	647,261	586,917
Deferred Rent Receivable	1,574,933	1,202,420
Loans Receivable, net	268,817	391,692
Prepaid Expenses	613,994	590,265
Financing Costs, net of Accumulated Amortization of $1,731,822 and $1,333,133, respectively	2,443,616	2,317,679
Lease Costs, net of Accumulated Amortization of $571,324 and $361,486, respectively	1,020,402	858,368
Intangible Assets, net of Accumulated Amortization of $4,697,265 and $3,561,925, respectively	5,835,274	6,200,014
Other Assets	193,509	336,687
TOTAL ASSETS	**$454,118,797**	**$394,994,437**
LIABILITIES AND SHAREHOLDERS' EQUITY		
Liabilities:		
Mortgage Notes Payable	$210,577,861	$192,050,283
Subordinated Convertible Debentures	13,990,000	13,990,000
Loans Payable	9,273,913	19,063,750
Accounts Payable and Accrued Expenses	2,088,853	2,083,542
Other Liabilities	2,675,698	2,915,712
Total Liabilities	**238,606,325**	**230,103,287**
Shareholders' Equity:		
Series A – 7.625% Cumulative Redeemable Preferred Stock, $33,062,500 liquidation value, 1,322,500 Shares Authorized; 1,322,500 Shares Issued and Outstanding	$33,062,500	$33,062,500
Common Stock – $.01 Par Value, 40,000,000 Shares Authorized; 33,956,138 and 25,788,779 Shares Issued and 33,951,138 and 25,783,779 Shares Outstanding, respectively	339,561	257,888
Excess Stock – $.01 Par Value, 5,000,000 Shares Authorized; No Shares Issued or Outstanding	-	-
Additional Paid – In Capital	170,743,069	125,606,953
Treasury Stock at Cost (5,000 shares)	(24,905)	(24,905)
Accumulated Other Comprehensive Income	10,116,057	3,796,831
Loans to Officers, Directors and Key Employees	(1,201,563)	(1,201,563)
Undistributed Income	-	-
Total MREIC'S Shareholders' Equity	**213,034,719**	**161,497,704**
Noncontrolling Interest	2,477,753	3,393,446
Total Shareholders' Equity	**215,512,472**	**164,891,150**
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	**$454,118,797**	**$394,994,437**

Fourth Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Fourth Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Fourth Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Financial Highlights

(unaudited)

	Three Months Ended		Twelve Months Ended	
	9/30/2010	9/30/2009	9/30/2010	9/30/2009
Weighted Average Shares Outstanding				
Basic	33,643,085	25,442,540	30,371,217	24,981,427
Diluted	33,666,064	25,450,167	30,382,396	24,988,386
Net Income (Loss) Applicable to MREIC Common Shareholders	$2,406,866	$1,523,845	$8,486,301	$(868,313)
Basic	$0.07	$0.06	$0.28	$(0.03)
Diluted	0.07	0.06	0.28	(0.03)
Funds From Operations - FFO	$5,381,173	$3,950,728	$19,108,910	$9,152,310
Basic	$0.16	$0.16	$0.63	$0.37
Diluted	0.16	0.16	0.63	0.37
FFO Excluding Gains/(Losses) on Securities Transactions, net	$4,554,773	$3,863,006	$16,499,761	$15,753,770
Basic	$0.14	$0.15	$0.54	$0.63
Diluted	0.14	0.15	0.54	0.63
Funds Available for Distribution - FAD	$4,319,939	$3,741,706	$16,131,635	$15,488,666
Basic	$0.13	$0.15	$0.53	$0.62
Diluted	0.13	0.15	0.53	0.62
Dividends Declared per Common Share	$0.15	$0.15	$0.60	$0.60

Fourth Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Consolidated Statements of Cash Flows

(unaudited)

	Twelve Months Ended	
	9/30/2010	9/30/2009
CASH FLOWS FROM OPERATING ACTIVITIES		
Net Income (Loss)	$11,215,252	$1,806,884
Noncash Items Included in Net Income or Loss:		
Depreciation & Amortization	11,275,679	10,530,768
Stock Compensation Expense	33,860	77,351
(Gain) Loss on Securities Transactions, net	(2,609,149)	6,601,460
Changes In:		
Tenant, Deferred Rent and Other Receivables	(432,857)	643,948
Prepaid Expenses	(252,423)	(789,653)
Accounts Payable, Accrued Expenses and Other Liabilities	(234,703)	720,697
NET CASH PROVIDED BY OPERATING ACTIVITIES	18,995,659	19,591,455
CASH FLOWS FROM INVESTING ACTIVITIES		
Purchase of Real Estate and Intangible Assets	(48,225,328)	(4,088,300)
Capital Improvements & Purchases of Equipment	(885,829)	(4,149,178)
Increase in Construction in Progress	-	-
Purchase of Noncontrolling Interest	(948,802)	-
Collections on Loans Receivable	122,875	65,744
Proceeds from Sale of Securities Available for Sale	13,236,770	2,406,354
Purchase of Securities Available for Sale	(19,001,455)	(5,890,534)
NET CASH USED IN INVESTING ACTIVITIES	(55,701,769)	(11,655,914)
CASH FLOWS FROM FINANCING ACTIVITIES		
Net (Payments) Proceeds on Loans Payable	(9,789,837)	4,512,803
Repurchase of Subordinated Convertible Debentures	-	(1,000,000)
Proceeds from Mortgages	27,100,000	11,125,073
Principal Payments on Mortgages	(13,336,548)	(11,022,422)
Financing Costs Paid on Debt	(535,626)	(358,882)
Net Distributions to Noncontrolling Interests	(344,414)	(379,693)
Proceeds from the Exercise of Stock Options	764,297	-
Proceeds from Registered Direct Placement of Common Stock, net of offering costs	38,661,466	-
Proceeds from Issuance of Common Stock, net of reinvestments	11,261,278	3,122,476
Repurchase of Common Stock	-	(24,905)
Preferred Dividends Paid	(2,521,214)	(2,521,214)
Common Stock Distributions Paid, net of reinvestments	(13,819,627)	(10,656,151)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	37,439,775	(7,202,915)
NET INCREASE IN CASH AND CASH EQUIVALENTS	733,665	732,626
CASH AND CASH EQUIVALENTS		
BEGINNING OF PERIOD	6,080,888	5,348,262
END OF PERIOD	$6,814,553	$6,080,888

Fourth Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Capital Structure and Leverage Ratios
(unaudited)

	As of 9/30/2010	As of 9/30/2009
Mortgage Notes Payable	$210,577,861	$192,050,283
Loans Payable	9,273,913	19,063,750
Subordinated Convertible Debentures	13,990,000	13,990,000
Total Debt	233,841,774	225,104,033
Noncontrolling Interest	2,477,753	3,393,446
Series A - 7.625% Cumul. Redeemable Preferred	33,062,500	33,062,500
Common Stock, Paid-in-Capital & Other	179,972,219	128,435,204
Total Shareholders' Equity	213,034,719	161,497,704
Total Book Capitalization	449,354,246	389,995,183
Accumulated Depreciation	58,581,019	49,298,190
Total Undepreciated Book Capitalization	**$507,935,265**	**$439,293,373**
Shares Outstanding	33,951,138	25,783,779
Market Price Per Share	$7.82	$6.96
Equity Market Capitalization	$265,497,899	$179,455,102
Total Debt	233,841,774	225,104,033
Noncontrolling Interest	2,477,753	3,393,446
Preferred	33,062,500	33,062,500
Total Market Capitalization	**$534,879,926**	**$441,015,081**
Total Debt	$233,841,774	$225,104,033
less: Cash and Cash Equivalents	6,814,553	6,080,888
Net Debt	**$227,027,221**	**$219,023,145**
Net Debt / Undepreciated Book Capitalization	44.7%	49.9%
Net Debt / Total Market Capitalization	42.4%	49.7%
Net Debt + Preferred / Total Market Capitalization	48.6%	57.2%

	Three Months Ended (unaudited)		Fiscal Year Ended (unaudited)
	9/30/2010	**9/30/2009**	**9/30/2010**
Net Income (Loss)	$3,093,278	$2,215,359	$11,215,252
plus: Depreciation & Amortization	2,838,746	2,536,629	10,922,073
plus: Depreciation & Amortization from Discontinued Operations	267,456	(2,512)	290,000
plus: Interest Expense (includes Discontinued Operations)	3,783,335	3,405,904	14,946,293
plus: Acquisition Costs	12,169	-	459,030
less: (Gain)Loss On Securities Transactions, net	(826,400)	(87,722)	(2,609,149)
EBITDA	**$9,168,584**	**$8,067,658**	**$35,223,499**
Interest Expense (includes Discontinued Operations)	$3,783,335	$3,405,904	$14,946,293
Preferred Dividend	630,303	630,303	2,521,214
Total Fixed Charges	**$4,413,638**	**$4,036,207**	**$17,467,507**
Interest Coverage	**2.4 x**	**2.4 x**	**2.4 x**
Fixed Charge Coverage	**2.1 x**	**2.0 x**	**2.0 x**
Total Debt	$233,841,774	$225,104,033	$225,104,033
Annualized EBITDA	36,674,336	32,270,631	35,223,499
Total Debt / EBITDA	**6.4 x**	**7.0 x**	**6.4 x**

Fourth Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Fourth Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Property Table by Tenant

(unaudited)

Tenant	Property Count	Square Footage	% of Total Sq. Ft.	Annual Rent	% of Total Ann. Rent	Rent Per Sq. Ft. Occup.	Undepreciated Cost	Mortgage Balance
FedEx	34	3,393,060	45.7%	$22,212,000	54.5%	$6.55	$258,966,432	$124,492,633
Mead Corporation	1	388,671	5.2%	1,204,000	3.0%	3.10	12,553,964	4,468,055
Coca Cola / Western Container	2	328,211	4.4%	1,580,000	3.9%	4.81	18,328,843	9,202,142
Norton McNaughton of Squire, Inc.	1	306,000	4.1%	1,301,000	3.2%	4.25	12,972,474	7,268,255
Kellogg Company	4	238,664	3.2%	1,505,000	3.7%	6.31	17,411,348	7,040,654
Caterpillar Logistics Services, Inc.	1	217,970	2.9%	1,169,000	2.9%	5.36	14,868,857	8,871,154
Anheuser-Busch, Inc.	1	184,800	2.5%	1,147,000	2.8%	6.21	12,386,675	5,083,024
Carlisle Tire & Wheel Company	1	179,280	2.4%	675,000	1.7%	3.77	7,020,401	2,898,618
Home Depot USA, Inc.	1	171,200	2.3%	875,000	2.1%	5.11	11,242,162	5,508,809
HD Supply, Inc.	1	160,000	2.2%	594,000	1.5%	3.71	5,483,272	2,214,178
Maidenform, Inc.	1	148,000	2.0%	396,000	1.0%	2.68	4,859,862	3,534,119
Pittsburgh Glass Works	1	102,135	1.4%	449,000	1.1%	4.40	3,867,188	-
National Oilwell	1	91,295	1.2%	721,000	1.8%	7.90	8,052,355	5,172,685
Joseph T. Ryerson	1	89,052	1.2%	614,000	1.5%	6.89	6,809,488	2,863,756
DHL	1	83,000	1.1%	562,000	1.4%	6.77	6,722,463	4,073,232
Carrier Sales	2	244,317	3.3%	1,914,000	4.7%	7.83	22,110,915	11,431,445
Macy's East, Inc.	1	59,400	0.8%	451,000	1.1%	7.59	4,839,501	2,563,586
MagiKitch'n	1	37,660	0.5%	286,000	0.7%	7.59	2,820,000	2,437,500
Keystone Automotive	1	36,150	0.5%	129,000	0.3%	3.57	2,164,515	-
Graybar Electric Company	1	26,340	0.4%	109,000	0.3%	4.14	1,847,106	-
Sherwin-Williams Company	1	12,477	0.2%	161,000	0.4%	12.90	1,562,087	279,567
Various	2	334,247	4.5%	902,000	2.2%	4.30	4,648,069	-
Vacant	2	138,760	1.9%	-	-	-	9,440,412	1,174,449
Land	-	-	-	-	-	na	11,065	-
Total as of 9/30/10	**63**	**6,970,689**	**94.0%**	**$38,956,000**	**95.5%**	**$5.81**	**$450,989,454**	**$210,577,861**
Acquisitions Subsequent to 9/30/10								
CBOCS Distribution, Inc.	1	381,240	5.1%	1,364,000	3.3%	3.58	14,500,000	8,645,181
Sherwin-Williams	1	66,387	0.9%	464,000	1.1%	6.99	5,850,000	1,932,807
Pro Forma Total	**65**	**7,418,316**	**100.0%**	**$40,784,000**	**100.0%**	**$5.70**	**$471,339,454**	**$221,155,849**

Fourth Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Property Table by State
(unaudited)

State	Property Count	Square Footage	% of Total Sq. Ft.	Annual Rent	% of Total Ann. Rent	Rent Per Sq. Ft. Occup.	Undepreciated Cost	Mortgage Balance
Florida	9	786,188	10.6%	$5,257,000	12.9%	$6.69	$66,301,718	$39,529,008
Missouri	4	654,073	8.8%	2,021,000	5.0%	3.64	28,391,938	8,610,616
Illinois	6	654,029	8.8%	4,679,000	11.5%	7.15	55,419,603	19,968,868
Tennessee	2	517,675	7.0%	1,651,000	4.0%	3.19	19,378,336	12,443,803
North Carolina	4	455,067	6.1%	1,627,000	4.0%	3.93	19,196,327	9,245,279
South Carolina	3	510,560	6.9%	3,000,000	7.4%	5.88	32,294,144	14,419,515
Pennsylvania	2	329,134	4.4%	733,000	1.8%	3.55	6,110,572	2,437,500
Georgia	3	307,660	4.1%	1,764,000	4.3%	5.73	21,974,768	11,816,359
Virginia	4	305,770	4.1%	2,003,000	4.9%	6.55	22,803,248	7,588,328
Arizona	1	288,211	3.9%	1,248,000	3.1%	4.33	14,649,000	6,682,378
Ohio	3	267,903	3.6%	1,600,000	3.9%	5.97	19,204,162	11,700,417
Michigan	2	265,371	3.6%	1,735,000	4.3%	6.54	20,900,721	11,995,362
Kansas	2	219,280	3.0%	1,007,000	2.5%	4.59	10,700,244	5,418,382
Texas	3	367,466	5.0%	2,907,000	7.1%	7.91	32,395,024	21,688,977
New York	2	155,381	2.1%	1,319,000	3.2%	8.49	14,606,403	1,834,042
Maryland	1	149,384	2.0%	1,426,000	3.5%	9.55	14,375,829	8,855,438
Wisconsin	1	139,564	1.9%	901,000	2.2%	6.46	9,367,024	2,200,025
Colorado	2	138,235	1.9%	1,208,000	3.0%	8.74	13,537,456	5,342,759
New Jersey	2	102,173	1.4%	906,000	2.2%	9.03	6,196,998	2,563,586
Nebraska	1	88,140	1.2%	535,000	1.3%	6.07	5,684,245	1,291,038
Mississippi	2	62,340	0.8%	249,000	0.6%	3.99	3,325,106	-
Minnesota	1	59,425	0.8%	433,000	1.1%	7.29	5,157,126	1,874,187
Alabama	1	56,698	0.8%	278,000	0.7%	4.90	3,466,918	1,810,614
Connecticut	1	54,812	0.7%	340,000	0.8%	6.20	3,388,029	1,261,380
Iowa	1	36,150	0.5%	129,000	0.3%	3.57	2,164,515	-
Total as of 9/30/10	**63**	**6,970,689**	**94.0%**	**$38,956,000**	**95.5%**	**$5.81**	**$450,989,454**	**$210,577,861**
Acquisitions Subsequent to 9/30/10								
Tennessee	1	381,240	5.1%	1,364,000	3.3%	3.58	14,500,000	8,645,181
Illinois	1	66,387	0.9%	464,000	1.1%	6.99	5,850,000	1,932,807
Pro Forma Total	**65**	**7,418,316**	**100.0%**	**$40,784,000**	**100.0%**	**$5.70**	**$471,339,454**	**$221,155,849**

Fourth Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Fourth Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Property Table
(unaudited)

No	Tenant	City	State	Fiscal Year Acquisition	Occup.	Square Footage	Annual Rent	Rent Per Sq. Ft. Occup.	Lease Exp. Term	Undepreciated Cost	Mortgage Balance
1	FedEx	Memphis	TN	2010	100.0%	449,900	$1,281,000	$2.85	8.7 Yrs	$14,600,000	$9,731,034
2	Mead Corporation	St. Joseph	MO	2001	100.0%	388,671	1,204,000	3.10	5.2 Yrs	12,553,964	4,468,055
3	Norton McNaughton of Squire, Inc.	Hanahan	SC	2005	100.0%	306,000	1,301,000	4.25	4.6 Yrs	12,972,474	7,268,255
4	Various	Monaca	PA	1997	58.0%	291,474	447,000	2.65	na	3,290,572	-
5	Western Container Corp	Tolleson	AZ	2003	100.0%	288,211	1,248,000	4.33	1.6 Yrs	14,649,000	6,682,378
6	Caterpillar Logistics Services, Inc.	Griffin	GA	2006	100.0%	217,970	1,169,000	5.36	6.2 Yrs	14,868,857	8,871,154
7	Fedex Ground Package System. Inc	Orion	MI	2007	100.0%	193,371	1,285,000	6.65	6.8 Yrs	16,683,289	11,221,324
8	Anheuser-Busch, Inc.	Granite City	IL	2001	100.0%	184,800	1,147,000	6.21	4.7 Yrs	12,386,675	5,083,024
9	Carrier Sales	Dallas	TX	2010	100.0%	184,317	1,518,000	8.24	8.3 Yrs	17,740,000	11,431,445
10	Carlisle Tire & Wheel Company	Edwardsville	KS	2003	100.0%	179,280	675,000	3.77	1.7 Yrs	7,020,401	2,898,618
11	Home Depot USA, Inc.	Montgomery	IL	2007	100.0%	171,200	875,000	5.11	4.8 Yrs	11,242,162	5,508,809
12	Fedex Ground Package System. Inc	Tampa	FL	2004	100.0%	170,779	1,412,000	8.27	8.3 Yrs	17,660,003	10,124,312
13	HD Supply, Inc.	Monroe	NC	2001	100.0%	160,000	594,000	3.71	1.1 Yrs	5,483,272	2,214,178
14	Fedex Ground Package System. Inc	Beltsville	MD	2001	100.0%	149,384	1,426,000	9.55	7.8 Yrs	14,375,829	8,855,438
15	Maidenform, Inc.	Fayetteville	NC	1997	100.0%	148,000	396,000	2.68	2.3 Yrs	4,859,862	3,534,119
16	Fedex Ground Package System. Inc	Cudahy	WI	2001	100.0%	139,564	901,000	6.46	6.8 Yrs	9,367,024	2,200,025
17	Fedex Ground Package System. Inc	Wheeling	IL	2007	100.0%	123,000	1,386,000	11.27	6.7 Yrs	18,513,233	5,564,064
18	Federal Express Corporation	Richmond	VA	2001	100.0%	112,870	677,000	6.00	4.1 Yrs	7,687,170	2,543,582
19	FedEx Ground	Ft. Mill	SC	2010	100.0%	112,784	1,024,000	9.08	9.0 Yrs	11,715,000	4,642,008
20	Federal Express Corporation	Orlando	FL	2008	100.0%	110,638	646,000	5.84	7.2 Yrs	8,470,908	5,499,752
21	Fedex Ground Package System. Inc	Winston-Salem	NC	2002	100.0%	106,507	637,000	5.98	1.3 Yrs	6,655,193	3,496,982
22	Fedex Ground Package System. Inc	Cheektowaga	NY	2007	100.0%	104,981	966,000	9.20	8.9 Yrs	10,907,362	1,834,042
23	RPS Ground (FDX)	West Chester Twp	OH	2000	100.0%	103,818	499,000	4.81	2.9 Yrs	5,061,253	3,250,388
24	Pittsburgh Glass Works	O' Fallon	MO	1994	100.0%	102,135	449,000	4.40	1.8 Yrs	3,867,188	-
25	Vacant	Liberty	MO	1998	-	98,200	-	na	na	7,242,412	1,174,449
26	Federal Express Corporation	Jacksonville	FL	1999	100.0%	95,883	575,000	6.00	2.7 Yrs	6,095,806	3,024,551
27	Federal Express Corporation	Tampa	FL	2006	100.0%	95,662	572,000	5.98	7.0 Yrs	7,534,302	5,101,276
28	Fedex Ground Package System. Inc	El Paso	TX	2007	100.0%	91,854	668,000	7.27	5.0 Yrs	6,602,669	5,084,847
29	Fedex Ground Package System. Inc	Hanahan	SC	2005	100.0%	91,776	675,000	7.35	7.8 Yrs	7,606,670	2,509,252
30	National Oilwell	Houston	TX	2010	100.0%	91,295	721,000	7.90	12.0 Yrs	8,052,355	5,172,685
31	Fedex Ground Package System. Inc	Ft. Myers	FL	2003	100.0%	90,020	400,000	4.44	1.1 Yrs	4,451,044	2,392,393
32	Fedex Ground Package System. Inc	Cocoa	FL	2008	100.0%	89,101	739,000	8.29	6.1 Yrs	10,509,596	6,595,167
33	Joseph T. Ryerson	Elgin	IL	2002	100.0%	89,052	614,000	6.89	1.3 Yrs	6,809,488	2,863,756
34	Federal Express Corporation	Omaha	NE	1999	100.0%	88,140	535,000	6.07	3.1 Yrs	5,684,245	1,291,038
35	Federal Express Corporation	Bedford Heights	OH	2007	100.0%	84,600	456,000	5.39	2.9 Yrs	5,942,526	3,594,886
36	DHL	Roanoke	VA	2007	100.0%	83,000	562,000	6.77	6.2 Yrs	6,722,463	4,073,232
37	Fedex Ground Package System. Inc	Richfield	OH	2006	100.0%	79,485	645,000	8.11	6.1 Yrs	8,200,383	4,855,143
38	Federal Express Corporation	Schaumburg	IL	1997	100.0%	73,500	496,000	6.75	6.5 Yrs	4,905,958	669,648
39	Federal Express Corporation	Romulus	MI	1998	100.0%	72,000	450,000	6.25	0.7 Yrs	4,217,432	774,038
40	Fedex Ground Package System. Inc	Denver	CO	2005	100.0%	69,865	564,000	8.07	7.8 Yrs	6,348,816	2,569,648
41	Kellogg Sales Company	Tampa	FL	2007	100.0%	68,385	444,000	6.49	1.3 Yrs	5,595,904	2,811,162
42	Fedex Ground Package System. Inc	Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	8.0 Yrs	7,188,640	2,773,111
43	Federal Express Corporation	Chattanooga	TN	2007	100.0%	67,775	370,000	5.46	2.1 Yrs	4,767,271	2,712,769
44	Kellogg Sales Company	Kansas City	MO	2007	100.0%	65,067	368,000	5.66	1.8 Yrs	4,728,374	2,968,112
45	Carrier Sales	Richmond	VA	2007	100.0%	60,000	396,000	6.60	0.7 Yrs	4,370,915	-
46	Federal Express Corporation	White Bear Lake	MN	2007	100.0%	59,425	433,000	7.29	2.2 Yrs	5,157,126	1,874,187
47	Macy's East, Inc.	Carlstadt	NJ	2007	100.0%	59,400	451,000	7.59	3.5 Yrs	4,839,501	2,563,586
48	Fedex Ground Package System. Inc	Augusta	GA	2005	100.0%	59,358	453,000	7.63	7.8 Yrs	5,324,968	1,825,238
49	Fedex Ground Package System. Inc	Huntsville	AL	2005	100.0%	56,698	278,000	4.90	3.9 Yrs	3,466,918	1,810,614
50	Keebler Company	Newington	CT	2001	100.0%	54,812	340,000	6.20	1.4 Yrs	3,388,029	1,261,380
51	Keebler Company	Orangeburg	NY	1993	100.0%	50,400	353,000	7.00	1.4 Yrs	3,699,041	-

Fourth Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Fourth Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Fourth Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

FOR IMMEDIATE RELEASE

December 9, 2010

Contact: Susan Jordan

   732-577-9996

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

REPORTS 4th QUARTER AND YEAR END FINANCIAL RESULTS

FREEHOLD, NJ, December 9, 2010........Monmouth Real Estate Investment Corporation (the Company) (NYSE:MNR) reported funds from operations (FFO) of $5,381,000 or $0.16 per share for the three months ended September 30, 2010, as compared to $3,951,000 or $0.16 per share for the three months ended September 30, 2009.  FFO totaled $19,109,000 or $0.63 per share for the fiscal year ended September 30, 2010, as compared to $9,152,000 or $0.37 per share for the fiscal year ended September 30, 2009.

A summary of significant financial information for the three months ended September 30, 2010 and 2009 is as follows:

          Three Months Ended

                    September 30,

	2010	2009
Rental and Reimbursement Revenue	$11,750,000	$10,241,000
Total Expenses	$6,175,000	$5,361,000
Interest and Dividend Income	$692,000	$650,000
Gain on Securities Transactions, net	$826,000	$88,000
Net Income Applicable to Common Shareholders	$2,407,000	$1,524,000
Net Income Applicable to Common Shareholders Per Share	$.07	$.06
FFO (1)	$5,381,000	$3,951,000
FFO Per Common Share (1)	$.16	$.16
Weighted Avg. Common Shares Outstanding	33,666,000	25,450,000

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Fourth Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

A summary of significant financial information for the fiscal years ended September 30, 2010 and 2009 is as follows:

Fiscal Year Ended

  September 30,

	2010	2009
Rental and Reimbursement Revenue	$45,213,000	$41,318,000
Total Expenses	$24,157,000	$21,338,000
Interest and Dividend Income	$2,511,000	$2,502,000
Gain (Loss) on Securities Transactions, net	$2,609,000	$(6,601,000)
Income from Continuing Operations	$11,353,000	$1,983,000
Loss from Discontinued Operations	$(138,000)	$(177,000)
Net Income (Loss) Applicable to Common Shareholders	$8,486,000	$(868,000)
Net Income (Loss) Applicable to Common Shareholders Per Share	$.28	$(.03)
FFO (1)	$19,109,000	$9,152,000
FFO Per Common Share (1)	$.63	$.37
Weighted Avg. Common Shares Outstanding	30,382,000	24,988,000

A summary of significant balance sheet information as of September 30, 2010 and 2009 is as follows:

	September 30, 2010	September 30, 2009
Total Real Estate Investments	$389,588,000	$345,881,000
Securities Available for Sale	$42,518,000	$27,825,000
Total Assets	$454,119,000	$394,994,000
Mortgage Notes Payable	$210,578,000	$192,050,000
Subordinated Convertible Debentures	$13,990,000	$13,990,000
Loans Payable	$9,274,000	$19,064,000
Total Shareholders’ Equity	$215,512,000	$164,891,000

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Fourth Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

 Eugene W. Landy, President, commented on the results of fiscal year 2010, “We made significant progress in fiscal 2010 which has resulted in an excellent year for the Company. Management is very pleased with our many accomplishments over the year. To highlight a few, the Company:

•

Raised a total of $51.2 million in new equity capital.

•

Acquired 840,000 square feet of high quality industrial space, representing a 14% increase in our gross leasable area.

•

Renewed 100% of our leases expiring in fiscal 2010.

•

Maintained our 96% occupancy rate.

•

Increased our total market capitalization by 25% from approximately $440 million to over $550 million.

•

Maintained our $0.60 per share cash dividend.

•

Listed our common and preferred stock on the New York Stock Exchange.”

Mr. Landy stated, “Our business model of investing in net-leased industrial properties on long-term leases to investment grade tenants delivered solid performance despite weaknesses in the broader economy.”

“The Company has significant liquidity at September 30, 2010 with $42 million in REIT securities, $6 million in cash and a strong balance sheet. We are very well positioned to build upon the positive results that were achieved in fiscal 2010”, Mr. Landy concluded.

Monmouth Real Estate Investment Corporation will host its Fourth Quarter and Fiscal Year-End 2010 Financial Results Webcast and Conference Call.  Senior management will discuss the results, current market conditions and future outlook on Friday, December 10, 2010 at 10:00 a.m. Eastern Time.

The Company’s fourth quarter and fiscal year-end financial results being released herein will be available on the Company’s website at www.mreic.com in the “Financial Filings” section.

To participate in the Webcast, select the microphone icon at the top of the homepage on the Company’s website at www.mreic.com.  Interested parties can also participate via conference call by calling toll free 877-317-6789 (domestically) or 412-317-6789 (internationally).

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Fourth Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Friday, December 10, 2010.  It will be available until January 31, 2011, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 445596.  A transcript of the call and the webcast replay will be available at the Company’s website, www.mreic.com.

Monmouth Real Estate Investment Corporation is a publicly-owned real estate investment trust specializing in net-leased industrial property.  The Company’s portfolio consists of sixty-four industrial properties and one shopping center located in twenty-five states.  In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties.  Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Notes:

(1)  Non-GAAP Information:  FFO is defined by the National Association of Real Estate Investment Trusts ("NAREIT") as net income applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization.   FFO per common share is defined as FFO divided by weighted average common shares outstanding.  FFO and FFO per common share should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs).  FFO and FFO per common share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis.  The items excluded from FFO and FFO per common share are significant components in understanding the Company’s financial performance.

FFO and FFO per common share (A) do not represent cash flow from operations as defined by generally accepted accounting principles; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity.  FFO and FFO per common share, as calculated by the Company, may not be comparable to similarly entitled measures reported by other REITs.

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Fourth Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

The Company’s FFO, FFO per common share for the quarter and years ended September 30, 2010 and 2009 are calculated as follows:

                                             Three Months Ended

                    Year Ended

	9/30/10	9/30/09	9/30/10	9/30/09

Net Income	$3,093,000	$2,215,000	$11,215,000	$1,807,000
Income to Noncontrolling Interest	(56,000)	(61,000)	(208,000)	(154,000)
Preferred Dividend	(630,000)	(630,000)	(2,521,000)	(2,521,000)
Depreciation Expense	2,441,000	2,243,000	9,283,000	8,554,000
Depreciation Expense Related to Discontinued Operations	89,000	(40,000)	124,000	23,000
Amortization of In-Place Lease Intangible Assets	444,000	224,000	1,216,000	1,443,000
FFO	$5,381,000	$3,951,000	$19,109,000	$9,152,000

The following are the cash flows provided (used) by operating, investing and financing activities for the years ended September 30, 2010 and 2009:

	2010	2009

Operating Activities	18,996,000	19,591,000
Investing Activities	(55,702,000)	(11,656,000)
Financing Activities	37,440,000	7,203,000

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20

Fourth Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.